Leases	6 Months Ended
Jun. 30, 2019
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Leases

9. Leases

Merus N.V. leases its corporate headquarters under an agreement term of five years, which expires in the fourth quarter of 2021. If the lease is not terminated by Merus N.V., it will be automatically renewed for a period of two years. On May 1, 2018, Merus N.V. leased additional space to expand its corporate headquarters under a separate agreement. Under the terms of the new agreement, the term began on May 1, 2018 and expires in the fourth quarter of 2021.

On January 1, 2019, the Company adopted IFRS 16 using a modified retrospective transition approach applied to leases existing as of, or entered into after, January 1, 2019 (see Note 3). The Company applied the standard only to leases that were previously identified as leases under existing lease guidance.

Adoption of the new standard resulted in the recognition of lease assets (lease right-of-use assets) of €2.8 million and lease liabilities (other current and non-current liabilities) of €3.0 million. To measure the lease liabilities at the date of initial application, the Company discounted the outstanding lease payments using its incremental borrowing rate at January 1, 2019 of 5.25%.

In March 2019, Merus US Inc. entered into a lease agreement for office space in Cambridge, Massachusetts. The lease commenced in the second quarter of 2019 and has a term of seven years. The Company recognized a lease asset of $4.3 million, or €3.8 million, and a lease liability of $4.3 million, or €3.8 million, on the condensed consolidated statement of financial position as of the lease commencement date. To measure the leas liability, the Company discounted the outstanding lease payments using its incremental borrowing rate at the lease commencement date of 4.50%.